UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

T. Rowe Price Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (410) 345-2000

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.20	TROW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2023, the Board of Directors (the “Board”) of T. Rowe Price Group, Inc. (the “Company”) increased the number of directors from 11 to 12, and elected Ms. Cynthia F. Smith as a director of the Company. Ms. Smith was appointed to the Audit Committee and to the Executive Compensation and Management Development Committee.

The Board determined that Ms. Smith is an “independent director” in accordance with the NASDAQ Listed Company Rules, the rules and regulations of the Securities and Exchange Commission and the Company’s Corporate Governance Guidelines.

Ms. Smith has been the senior vice president for regional business and distribution development of MetLife, Inc. (“MetLife”), one of the world's leading financial services companies, providing insurance, annuities, employee benefits and asset management, since 2016, and has been with MetLife since 1993. Previously, Ms. Smith served as vice president of: the customer unit (Midwest) in MetLife’s group benefits national accounts organization; the group, voluntary & worksite sales regional market (Southeast region); MetLife’s executive benefits sales organization; group insurance underwriting; strategic planning for the institutional business organization; and institutional business service, operations, and underwriting. Additionally, served held a variety of roles in MetLife’s finance organization, including chief financial officer of sales and service and the institutional financial planning officer.

Ms. Smith earned a B.A. in accounting from Aurora University and a M.B.A. with a concentration in information technology from Benedictine University. She is a certified management accountant and a graduate of the executive management program at the Smith College.

Ms. Smith is a member of the boards of directors for Versant Health and MetLife Legal Plans, Inc., which are both wholly owned subsidiaries of MetLife.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release Dated August 3, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
T. Rowe Price Group, Inc.
By: /s/ David Oestreicher
David Oestreicher
Vice President, General Counsel and Secretary
Date: August 3, 2023